SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2004

Potash Corporation of Saskatchewan Inc. (Exact Name of Registrant as Specified in Charter)

Canada	1-10351	N/A

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

122 First Avenue South, Suite 500 Saskatoon, SK, Canada S7K 7G3 306-933-8500

(Address and Telephone Number of Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 1.01. Entry into a Material Definitive Agreement.

The Registrant previously adopted the Potash Corporation of Saskatchewan Inc. Deferred Share Unit Plan for Non-Employee Directors (the “Plan”), incorporated by reference to Exhibit 4 to the Registrant’s Form S-8 (File No. 333-75742), filed December 21, 2001. Attached hereto as Exhibit 99.1 is the Form of Memorandum of Agreement, which Form evidences the award of Deferred Share Units pursuant to the Plan. Pursuant to the Plan, the Registrant can grant Deferred Share Units on a discretionary basis. In addition, eligible directors can elect to receive a portion or all of their annual or other fees in Deferred Share Units. Attached hereto as Exhibit 99.2 is the Form of Election Notice that an eligible director must submit to the Registrant to notify the Registrant of his or her election of Deferred Share Units.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1: Form of Memorandum of Agreement.

Exhibit 99.2: Form of Election.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTASH CORPORATION OF
SASKATCHEWAN INC.

Date: December 7, 2004	By:	/s/ John L. M. Hampton

By: John L. M. Hampton
Title: Senior Vice President,
General Counsel and Secretary